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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                AUGUST 4, 1998

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                            PROMUS HOTEL CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                 001-13719                  62-1716020
      (State or other           (Commission File           (I.R.S. Employer
        jurisdiction                Number)                 Identification
    of incorporation or                                        Number)
       organization)



           755 CROSSOVER LANE                             38117-4900
           MEMPHIS, TENNESSEE                             (Zip Code)
     (Address of principal executive
                offices)


                                 (901) 374-5000
              (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 5.    Other Events.

           On August 4, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.    Financial Statements and Exhibits.

     (c)    Exhibits.

     99.1   Press release dated August 4, 1998.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROMUS HOTEL CORPORATION

                                    /s/ RALPH B. LAKE
                                   ---------------------------------------
                                    Ralph B. Lake
                                    Executive Vice President, General
                                     Counsel and Secretary


Date:   August 5, 1998

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                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   ------------
99.1      Press release dated August 4, 1998.